EARNINGS PER SHARE	12 Months Ended
Jan. 31, 2023
Earnings Per Share [Abstract]
EARNINGS PER SHARE [Text Block]

19. EARNINGS PER SHARE

A summary of the Company's calculation of basic and diluted earnings per share for the years ended January 31, 2023 and 2022, is as follows:

	2023	2022
Net income from continuing operations after income taxes	$1,381,540	$12,197,574
Net loss from discontinued operations after income taxes	$(1,088,329)	$(2,242,644)
Net income	$293,211	$9,954,930

Weighted average number of common shares outstanding	120,047,814	118,308,584
Dilutive effect of warrants and stock options outstanding	2,833,093	2,833,093
Diluted weighted average number of common shares outstanding	122,880,907	121,141,677

Basic income per share, continuing operations	$0.01	$0.10
Diluted income per share, continuing operations	$0.01	$0.10

Basic loss per share, discontinued operations	$(0.01)	$(0.02)
Diluted loss per share, discontinued operations	$(0.01)	$(0.02)

Basic income per share	$0.00	$0.08
Diluted income per share	$0.00	$0.08

The computation of diluted earnings per share excludes the effect of the potential exercise of warrants and stock options when the average market price of the common stock is lower than the exercise price of the respective warrant or stock option and when inclusion of these amounts would be anti-dilutive. For the years ended January 31, 2023 and 2022, the number of warrants excluded from the computation was 1,200,000 and 1,200,000, respectively. For the years ended January 31, 2023 and 2022, the number of stock options excluded from the computation was 4,409,998 and 4,263,333, respectively. For the years ended January 31, 2023 and 2022, the computation of diluted earnings per share also excludes the potential issuance of 6,000,000 earn out shares (Note 13) as the market price of the common shares has not been high enough to trigger an earn out event.